Exhibit 10.1

                               CONSULTING CONTRACT

Moscow city

                                                             4th of August, 2008

Simonov Stepan, hereinafter referred to as the "Contractor", from one party, and the company Planet Resources Corp, represented by the Director Deshin Alexander, hereinafter referred to as the "Customer", from the other party, have concluded this Consulting Contract hereinafter referred to as the "Contract" on the following:

                           1. SUBJECT OF THE CONTRACT

1.1. The Customer assigns and the Contractor undertakes to provide research aimed at locating mining sites with tailings or refuse of mining and processing industry (technogenic deposits) and determination of possibilities and prospects of extracting fine, extra-fine and fine-dispersed gold from such sites.

                            2. TERRITORY OF RESEARCH

2.1. Research shall be carried out in the territory of the Russian Federation.

                              3. CONSULTING TASKS

3.1. Consulting tasks (the "Consulting") shall be carried out accordingly:
3.1.1. Locating prospective business subject(s) with special permits for use of subterranean resources activity within the boundaries of their sites for the purpose of minerals mining.
3.1.2. Selecting site(s), with available tailings or refuse of mining and processing industry that contain economic concentration of gold with minimum potential gold content of 200kg.
3.1.3. Taking samples and performing tests with view of estimating content and concentration of fine, extra-fine and fine-dispersed gold in refuse of mining and processing industry (technogenic deposits).
3.1.4. Providing a complete cost schedule in connection with the extraction of fine gold from the selected site(s) and transportation to the point of sale.
3.1.5. Obtaining agreement for each mining site, whereby the licensee will allow Planet Resources, Inc. or their whole owned subsidiary to extract fine gold from licensee's mining site. The extracted gold will remain in possession of the license holder in return for payment equal to market price of gold at the time of extraction less 20% discount).

                          4. DUTIES OF THE CONTRACTOR

4.1. The Contractor shall:
4.1.1. Begin the research within 30 days after the written assignment by the Customer.
4.1.2. Upon completion of Consulting, present the research documents and any executed agreements (the "Research Results") to the Customer.
4.1.3. Attach a detailed and complete report on all the issues pertinent to the agreed Consulting.
4.1.4. Ensure complete confidentiality of the information received from the Customer if third parties are involved in the research.
4.2. Within 90 days after completion of the Consulting, specified by this Contract and signing the Statement of transfer of Research Results the Contractor shall provide Research Results regarding the Consulting referred to in the part 3 of the Contract.

                           5. DUTIES OF THE CUSTOMER

5.1. The Customer shall:
5.1.1. Provide the Contractor with written assignment 30 days prior to commencement of the Consulting.
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5.1.2. Upon the Contractor's request,  provide the latter with all the available information necessary for efficient research.
5.1.3. Accept the Research Results and pay the Contractor.

   6. PROCEDURES OF CARRYING OUT THE CONSULTING AND TRANSFERRING THE RESULTS

6.1. The Contractor shall independently manage the Consulting.
6.2. The Contractor shall transfer the Research Results in writing.
6.3. At the transfer of Research Results the parties prepare the statement of transfer (the "Statement") in two copies, one copy for each party.
6.4. The Customer has 30 days following the Research Results transfer to inspect Research Results and request additional documents if the Research Results in his opinion do not meet the requirements specified in part 3 of the Contract. The Contractor shall provide the additional documents within 60 days unless he proves to the Customer that the Research Results meet specified requirements.
6.5. If the Customer within 30 days does not request additional documents, the Research Results are deemed transferred without further requests from the Customer. Transfer of the Research Results following request and submission of additional documents shall be accompanied by the Statement.

            7. REMUNERATION OF THE CONTRACTOR AND PAYMENT PROCEDURES

7.1. The Customer shall pay the Contractor the fee in the amount of US$5,000 (Five Thousand) for carried out Consulting. In the process of development of sites recommended by the Contractor and extraction of fine, extra-fine and fine-dispersed gold contained in tailings and refuse of mining and processing industry (technogenic deposits), the Customer shall pay the Contractor royalty in the amount of 2% of annual net profit.
7.2. Payment procedures:
7.2.1. The Customer shall pay the Contractor US$5,000 (Five Thousand) within 45 days following the date of signing the Statement of transfer of the Research Results, and in the event of additional documents - within 45 days after signing the Statement.

                         8. LIABILITIES OF THE PARTIES

8.1. The Contractor and the Customer are liable under this Contract according to the legislation of the Russian Federation.
8.2. In the event of failure to perform obligations under this Contract the party at fault shall pay to the other party fine in the amount of $2,500 and compensates for the losses incurred by the other party.

                                9. FORCE-MAJEURE

9.1. Each party is exempted from liability for partial or total non-performance of this Contract obligations if it proves that this is a result of insurmountable circumstances arisen after the conclusion of this Contract, such as: fire, explosion, flood, earthquake, strike, prohibitions by government and other insurmountable circumstances which the party could not foresee, prevent, or take into consideration when concluding the Contract.
9.2. The exemption is effective only for the period when such insurmountable circumstances and consequences thereof exist.
9.3. When the aforesaid circumstances occur or seize to exist, the party should immediately notify the other party in writing.
9.4. The notification must contain the information on nature of circumstances and effect thereof on ability (or inability) of the party to perform the Contract obligations, as well as suggested term of performance.
9.5. The occurrence of insurmountable circumstances, their effect and duration must be confirmed by the Chamber of Trade and Industry of the respective country or another competent organ or organization.

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9.6.  On the  aforesaid  occasions  the  term  of  performance  of the  Contract obligations by the parties shall be extended according to the period when such circumstances and consequences thereof are in effect.
9.7. In the event that such circumstances exist for more than 6 months, each party has a right to decline the performance under this Contract.

                                10. ARBITRATION

10.1. All the disputes that might arise from this Contract or in relation thereto shall be resolved in the Court pursuant legislation in effect at the location of the Defendant.

                              11. OTHER CONDITIONS

11.1. This Contract is prepared in two copies in Russian and English  languages,
- each copy for each of the parties, and both copies have the same legal power.
11.2. In any matters not provided by this Contract the parties shall apply the current legislation of the Russian Federation.
11.3. All alterations and supplements to this Contract are effective only if done in written form and signed by duly authorized representatives of both parties.
11.4. The Contractor shall not delegate the performance of this Contract to third parties without written consent of the Customer. The Contractor has a right to delegate the performance of certain tasks under the Contract to a third party, which shall be agreed upon in advance with the Customer. Nevertheless, in this event all the liability under this Contract lies with the Contractor.
11.5. After the signing of this Contract any prior negotiations and correspondence are no longer in effect.

Agreed to and accepted as of the 4th day of August, 2008 by:

Customer:                                   Contractor:

PLANET RESOURCES, CORP.                     25 Rossiyskaya Street, Apt. 18
                                            Irkutsk, Russia


/s/ Alexander Deshin                        /s/ Srepan Simonov
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Alexander Deshin, President                 Stepan Simonov

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